CONSENT AND FIRST AMENDMENT
TO LOAN AGREEMENT

This Consent and First Amendment to Loan Agreement (this “Amendment”) is made and entered into as of the 31st day of October, 2008 by and among BaseLine Capital, Inc. (“Lender”), Permian Legend Petroleum LP (“Borrower”) and Permian Legend LLC (“Guarantor”) with reference to the following facts:

A. Lender, Borrower and Guarantor entered into that certain Loan Agreement dated as of August 1, 2007 (the “Loan Agreement”).

B. Borrower desires to sell certain of its properties to Andalucia Oil Company pursuant to those certain Partial Assignments and Bills of Sale dated effective October 1, 2008, copies of which are attached hereto as Exhibit “1” (the “Andalucia Properties”) and has requested that the Lender consent to such transfer in accordance with Section 9(a) of the Loan Agreement and release its liens and security interests on the Andalucia Properties.

C. Subject to the terms and conditions set forth herein, Lender has agreed to consent to the transfer of the Andalucia Properties and to release its liens and security interests on the Andalucia Properties.

D. Lender, Borrower and Guarantor desire to amend the Loan Agreement as provided herein in connection with the transfer of the Andalucia Properties.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

1. Defined Terms. Certain terms are defined herein and capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement.

2. Consent and Release. Subject to the terms and conditions of this Amendment, Lender hereby consents to the transfer of the Andalucia Properties so long as such transfer is closed on or before December 1, 2008, and agrees to release its liens and security interests on the Andalucia Properties.

3. Amendment to Loan Agreement. The Loan Agreement is hereby amended to add the following as Section 4A:

“4A. Partial Payout. In the event any of the Mortgaged Properties are sold (a “Transferred Property”), Lender may, in its sole discretion, declare that Payout has occurred with respect to the Transferred Property as part of any payment on the Note or other consideration exchanged in connection with such transaction (a “Partial Payout”). In connection with a Partial Payout, Borrower shall retain at least twenty percent (20%) of its interest in the Transferred Property and shall execute and deliver to Lender an Assignment of twenty percent (20%) of Borrower’s right, title and interest in and to the Transferred Property (a “Partial Payout Assignment”). Borrower shall also execute and deliver to Lender such replacement Assignments as Lender requests to take into account the Transferred Property. All of the terms and provisions set forth in this Agreement relating to Payout and Assignments shall be applicable to any Partial Payout and any Partial Payout Assignment to the extent not in conflict with this Section 4A.”

4. Declaration of Partial Payout. Lender hereby declares that a Partial Payout has occurred in connection with the transfer of the Andalucia Properties, and Borrower shall retain at least twenty percent (20%) of its interest therein and execute and deliver a Partial Payout Assignment related thereto.

5. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders as follows:

(a) The representations and warranties contained in Section 7 of the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

(b) No Event of Default or default has occurred and is continuing under the Loan Agreement.

(c) The execution, delivery and performance by Borrower and Guarantor of this Amendment are within Borrower’s and Guarantor’s partnership and company powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrower or Guarantor or result in the creation or imposition of any lien upon any of the assets of Borrower or Guarantor.

(d) This Amendment constitutes the valid and binding obligation of Borrower and Guarantor enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

6. Conditions Precedent. This Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:

(a) Lender shall have received counterparts of this Amendment duly executed by Borrower, Guarantor and the Bank;

(b) Lender shall have received a Partial Payment Assignment relating to the Andalucia Properties;

(c) Lender shall have received no less than $100,000 from the proceeds of the sale of the Andalucia Properties; and

(d) Lender shall have received any other documents, certificates and opinions in connection with this Amendment that may be requested by Lender, in form and substance satisfactory to Lender.

7. Ratification of Loan Agreement and Other Loan Documents. Except as expressly amended hereby, the Loan Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrower, Guarantor and Lender as of the date of this Amendment as if the Loan Agreement and the other Loan Documents were executed by Borrower and the other parties thereto as of the date of this Amendment. The amendments contemplated hereby shall not limit or impair any liens or security interests securing the obligations under the Loan Documents, all of which are hereby ratified, affirmed and extended to secure the obligations under the Loan Documents as they may be increased pursuant hereto.

8. No Waiver. Neither the execution by Lender of this Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lender of any default or Event of Default (whether now existing or that may occur hereafter) or of any of Lender’s rights under the Loan Agreement as amended hereby or under any of the other Loan Documents.

9. Acknowledgment and Consent of the Bank. The Bank is joining in the execution of this Amendment for the purpose of acknowledging and consenting to this Amendment and all documents, instruments and actions related hereto.

10. Miscellaneous.

(a) Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Lender incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and all related documents.

(b) Multiple Counterparts. This Amendment and all related documents may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement.

(c) Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

(d) Governing Law. This Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.

(e) Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.

(f) Final Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LENDER:

BASELINE CAPITAL, INC.

By: /s/Karl J. Reiter
Karl J. Reiter, President

BORROWER:

PERMIAN LEGEND PETROLEUM LP

By: Permian Legend LLC, its general partner

By: /s/ Ronnie L. Steinocher

Ronnie L. Steinocher, Manager

By::/s/ Lisa P. Hamilton

Lisa P. Hamilton, Manager By: Pierce-Hamilton Energy Partners LP,

its Limited Partner

By: Muscoda Hill Energy LLC, its

general partner

By:/s/ Lisa P. Hamilton
Lisa P. Hamilton, President

By:/s/ Ronnie L. Steinocher

Ronnie L. Steinocher, Limited Partner

[signatures continued on next page]

GUARANTOR:

PERMIAN LEGEND LLC

By: /s/ Ronnie L. Steinocher

Ronnie L. Steinocher, Member and Manager

By: /s/ Lisa P. Hamilton

Lisa P. Hamilton, Manager By: Pierce-Hamilton Energy Partners LP,

its Member

By: Muscoda Hill Energy LLC, its

general partner

By: /s/ Lisa P. Hamilton
Lisa P. Hamilton, President

ACKNOWLEDGED AND AGREED:

BANK:

AMERICAN STATE BANK

By: /s/ W. Allen Pruitt
W. Allen Pruitt
Senior Vice President